UNITED STATES SECURITIES AND EXCHANGE COMMISSION
			 Washington, D.C.  20549
	    ------------------------------------------------

				Form  8-K

			     CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 18, 1997


		      ROFIN-SINAR TECHNOLOGIES, INC.
	 ------------------------------------------------------
	 (Exact name of registrant as specified in its charter)


	  Delaware                      000-21377            38-3306461
-------------------------------     ----------------     -----------------
(State of other jurisdiction of       (Commission         (I.R.S. Employer
 incorporation or organization)       File Number)       Identification No.)


	   45701  Mast Street, Plymouth, MI                     48170
   ------------------------------------------------         -----------
       (Address of principal executive offices)              (Zip Code)


			     (313) 455-5400
       ----------------------------------------------------------
	  (Registrant's telephone number, including area code)


       ----------------------------------------------------------
	  (Former name, former address and former fiscal year,
		     if changed since last report)

ITEM 5 - OTHER EVENTS
The registrant, as of June 18, 1997, announced that it has signed a purchase agreement to acquire 80% of the stock of DILAS Diodenlaser GmbH, a Germany-based maker of high power diode laser components and systems.

The proposed transaction is subject to completion of due diligence, and certain other conditions. It is presently anticipated that the purchase will be completed in the fourth quarter.

The registrant released a press release on June 18, 1997 to disclose the above information per the attached exhibit.


ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
A)  Not Applicable
B)  Not Applicable
C)  Exhibits:
    99  Press Release dated June 18, 1997


				SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				ROFIN-SINAR TECHNOLOGIES, INC.
				By:  /s/  GUNTHER BRAUN
				-------------------------------------
				Gunther Braun
				Chief Financial Officer


Dated:    July 14, 1997